BT VARIABLE, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (In thousands, except per share amount)

                                                       June 30     December 31
                                                         1996          1995
                                                     ___________   ___________
Assets
Investments:
 Fixed maturities available for sale at market
  value (amortized cost $153,111 and $48,671)          $151,152       $49,629
 Short-term investment, at cost, which
  approximates market                                    12,288        20,063
 Equity securities, at market (cost-$27 and $27)             31            29
 Policy loans                                             3,101         2,021
                                                     ___________   ___________
Total investments                                       166,572        71,742

Accrued investment income                                 2,620           786
Deferred policy acquisition costs                        84,793        68,183
Unamortized costs assigned to insurance contracts
  in force                                                6,492         7,264
Federal income taxes recoverable                            735           714
Other assets                                              9,218         8,315
Separate account assets                               1,137,522     1,048,953
                                                     ___________   ___________
Total assets                                         $1,407,952    $1,205,957
                                                     ===========   ===========

Liabilities and stockholder's equity
Liabilities:
   Insurance and annuity reserves (including $8,911
     and $1,641 of unamortized deferred sales load)    $152,482       $33,673
   Unearned revenue                                       8,784         6,556
   Payable for investment purchases                          --         7,938
   Short-term debt                                       51,000        51,000
   Deferred income taxes payable                          1,185         1,155
   Other liabilities                                      4,173         4,104
   Separate account liabilities (including $43,174
     and $41,566 of unamortized deferred sales load)  1,137,522     1,048,953
                                                     ___________   ___________
Total liabilities                                     1,355,146     1,153,379

See accompanying notes to condensed consolidated financial statements.












                    BT VARIABLE, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (In thousands, except per share amount)

                                                       June 30     December 31
                                                         1996          1995
                                                     ___________   ___________
Commitments and contingencies

Stockholder's equity:
   Common stock, no par value, 100 shares authorized,
     issued and outstanding                                  --            --
   Additional paid-in capital                           $53,023       $53,023
   Net unrealized appreciation (depreciation)
     of securities                                         (905)          636
   Retained earnings (deficit)                              688        (1,081)
                                                     ___________   ___________
Total stockholder's equity                               52,806        52,578
                                                     ___________   ___________
Total liabilities and stockholder's equity           $1,407,952    $1,205,957
                                                     ===========   ===========

See accompanying notes to condensed consolidated financial statements.


































                    BT VARIABLE, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (In thousands)

                                      For the six months ended June 30
                                            1996          1995
                                        _________________________
REVENUES
Variable life and annuity product fees
   and policy charges                       $9,570        $9,094
Net investment income                          615           809
Investment management and fund
  accounting fees                            5,261         4,507
Realized capital losses                       (418)          (12)
                                        ___________   ___________
Total revenues                              15,028        14,398

EXPENSES
Policy benefits                                757         1,188
Commissions                                 13,853         3,376
General expenses and insurance taxes         9,075         8,153
Investment advisory fees relating to
   GCG Trust                                 2,998         2,856
Financing charges and interest               1,378         1,528
Deferral of policy acquisition costs       (16,340)       (4,802)
Amortization of deferred policy
   acquisition costs                         1,301         1,365
Amortization of costs assigned to
   insurance contracts in force                784           799
                                        ___________   ___________
Total expenses                              13,806        14,463
                                        ___________   ___________
Net income (loss) before income tax          1,222           (65)

Income tax benefit (expense):
   Current                                     577           522
   Deferred                                    (30)          (26)
                                        ___________   ___________
                                               547           496
                                        ___________   ___________
Net income                                  $1,769          $431
                                        ===========   ===========

See accompanying notes to condensed consolidated financial statements.













                    BT VARIABLE, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (In thousands)

                                      For the six months ended June 30
                                            1996          1995
                                        _________________________
OPERATING ACTIVITIES
Net income                                  $1,769          $431
Adjustments to reconcile net income to
 net cash provided by (used in)
 operating activities:
 Amortization of deferred policy
  acquisition costs                          1,301         1,365
 Amortization of costs assigned to
  insurance contracts in force                 784           799
 Change in unearned revenue                  2,017         2,373
 Change in accrued investment income        (1,834)         (461)
 Increase in income tax recoverable            (21)           --
 Increase in deferred income tax payable        30           145
 Changes in other assets, accrued
  expenses, and other liabilities           (1,136)         (782)
 Policy acquisition costs deferred         (16,340)       (4,802)
 Change in insurance and annuity reserve     4,467         1,284
 Amortization of premium (discount) on
  fixed maturity investments                   525            --
                                        ___________   ___________
Net cash provided by (used in) operating
 activities                                 (8,438)          352


INVESTING ACTIVITIES
Purchases of fixed maturities             (168,354)      (32,522)
Sales of fixed maturities                   55,446         7,406
Increase in policy loans, net               (1,080)         (695)
Funds placed in escrow pursuant to an
 Exchange Agreement                           (117)          (76)
                                        ___________   ___________
Net cash used in investing activities     (114,105)      (25,887)

FINANCING ACTIVITIES
Issuances of short-term debt                    --         1,000
Investment contract deposits               121,434        16,852

See accompanying notes to condensed consolidated financial statements.












                    BT VARIABLE, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (In thousands)

                                      For the six months ended June 30
                                            1996             1995
                                        ____________________________
FINANCING ACTIVITIES (continued)
Investment contract withdrawals            ($1,994)           ($538)
Net reallocations into/(from) investment
  contracts                                 (5,091)          10,374
Contribution of capital by parent               --            1,500
                                        ___________   ______________
Net cash provided by financing
  activites                                114,349           29,188
                                        ___________   ______________
Net (decrease)increase in cash and
 short-term investments                     (8,194)           3,653

Cash and short-term investments at
 beginning of period                        19,874           20,808
                                        ___________   ______________
Cash and short-term investments at
 end of period                             $11,680          $24,461
                                        ===========   ==============

See accompanying notes to condensed consolidated financial statements.






























                 BT Variable, Inc. and Subsidiaries
          Notes to Condensed Consolidated Financial Statements
                            June 30, 1996
1. Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the requirements of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management of BT Variable, Inc., all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996. For further information, refer to the financial statements and footnotes thereto included in the BT Variable, Inc. and Subsidiaries audited consolidated financial statements for the year ended December 31, 1995 included in this Form 8-K filing.

2. Investments

A summary of investments in fixed maturities at June 30, 1996 is as follows:

                                              Gross        Gross      Estimated
                               Amortized    Unrealized   Unrealized    Market
June 30, 1996                     Cost        Gains        Losses       Value
________________________________________________________________________________
                                              (Dollars in thousands)
U.S. government and
 governmental agencies
 and authorities:
 Mortgage-backed securities      $  2,947                      ($14)    $ 2,933
 Other                              2,709         $ 24          (12)      2,721
Public utilities                   34,958            7         (560)     34,405
Investment grade corporate        109,479          185       (1,620)    108,044
Asset backed securities             3,018           31           --       3,049
                                 _________   _________     _________   _________
TOTAL AVAILABLE FOR SALE         $153,111         $247      ($2,206)    $151,152
                                 =========   =========     =========   =========


















                 BT Variable, Inc. and Subsidiaries
          Notes to Condensed Consolidated Financial Statements
                            June 30, 1996

                                              Estimated
                               Amortized        Market
June 30, 1996                     Cost          Value
_________________________________________________________
                                 (Dollars in thousands)

Due within one year              $ 10,986       $ 10,944
Due after one year through
 five years                       111,064        109,546
Due after five years through
 ten years                         25,316         24,935
Due after ten years                 2,798          2,794
                                 _________      _________
                                  150,164        148,219
Mortgage backed securities          2,947          2,933
                                 _________      _________
                                 $153,111       $151,152
                                 =========      =========

3. Commitments and Contingencies

In a transaction that closed on September 30, 1992, Bankers Trust Company ("Bankers Trust") acquired from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"), in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American Life Insurance Company ("Golden American") and Directed Services, Inc. ("DSI") and certain related assets for consideration with an aggregate value of $13.2 million and contributed them to BT Variable, Inc. ("BT Variable"). The portions of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American and DSI, were valued at approximately $11.6 million and $1.6 million, respectively, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of the contractual rights of Golden American and DSI to receive future profits from insurance contracts in force but also included the acquisition of net tangible assets of $.4 million and $.3 million for Golden American and DSI, respectively. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million
letter of credit from Bankers Trust.   The Golden American note is secured by a
pledge of Golden American's right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $.4 million at June 30, 1996 and December 31, 1995. Golden American deposited with an escrow agent $.1 million for the six months ended June 30, 1996 and 1995 pursuant to certain provisions of the Exchange Agreement. At June 30, 1996 the balance of the escrow account was $4.267 million ($4.150 million at December 31, 1995).

4. Subsequent Event

On August 13,1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable from Whitewood Properties Corp. ("Whitewood"), a wholly-owned subsidiary of Bankers Trust, pursuant to the

                  BT Variable, Inc. and Subsidiaries
          Notes to Condensed Consolidated Financial Statements
                            June 30, 1996

terms of a Stock Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood (the "Purchase Agreement"). As noted above, BT Variable, in turn, owns all the outstanding capital stock of Golden American and all of the outstanding capital stock of DSI. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93 million in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51 million in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement.

On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $.4 million contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.